                                                                  EXHIBIT (z)(2)

Mitchell M. Merin                 Chairman; President and Chief Executive
                                  Officer of the Funds                                 New York, NY
Stefanie Chang Yu                 Secretary; Vice President and Secretary
                                  of the Funds                                         New York, NY
Amy Doberman                      Managing Director; Vice President
                                  of the Funds                                         New York, NY
William Ennis                     Managing Director                                    New York, NY
Barry Fink                        Managing Director                                    New York, NY
Geoffrey Flynn                    Managing Director                                 Jersey City, NJ
Michael Kiley                     Managing Director, Chief Executive Officer
                                  and President                                        New York, NY
Mihal Nahari                      Managing Director                                    New York, NY
Edward C. Wood, III               Managing Director, Chief Administrative
                                  Officer and Chief Operating Officer                  New York, NY
Steven M. Massoni                 Managing Director                            Oakbrook Terrace, IL
Colette M. Saucedo                Managing Director                                     Houston, TX
Laurence J. Althoff               Executive Director                           Oakbrook Terrace, IL
Kenneth Beard                     Executive Director                                Jersey City, NJ
Patricia A. Bettlach              Executive Director                               Chesterfield, MO
Michael P. Boos                   Executive Director                           Oakbrook Terrace, IL
Richard F. Brereton               Executive Director                                   New York, NY
Elizabeth M. Brown                Executive Director                                    Houston, TX
Juanita E. Buss                   Executive Director                                   Kennesaw, GA
Richard J. Charlino               Executive Director                                Jersey City, NJ
Dominick Cogliandro               Executive Director                                Jersey City, NJ
Susan K. Crawshaw                 Executive Director                           Oakbrook Terrace, IL
Gary R. DeMoss                    Executive Director                           Oakbrook Terrace, IL
Richard G. Golod                  Executive Director                                Jersey City, NJ
Michelle M. Huber                 Executive Director                           Oakbrook Terrace, IL
Troy D. Huber                     Executive Director                           Oakbrook Terrace, IL
Michael B. Hughes                 Executive Director                           Oakbrook Terrace, IL
Robert Daniel Kendall             Executive Director                           Oakbrook Terrace, IL
Gary F. Kleinschmidt              Executive Director                                   Chalfont, PA
David Linton                      Executive Director                                     Weston, CT
Carl Mayfield                     Executive Director                                   Lakewood, CO
Mark E. McClure                   Executive Director                           Oakbrook Terrace, IL
Maura A. McGrath                  Executive Director                                Jersey City, NJ
Robert F. Muller, Jr.             Executive Director                                    Cypress, FL
Lance O'Brien Murphy              Executive Director                                     Dallas, TX
Carsten Otto                      Executive Director                                   New York, NY
Joseph Pollaro                    Executive Director                                Jersey City, NJ
Walter E. Rein                    Executive Director and Chief
                                  Financial Officer                            Oakbrook Terrace, IL
Louis Rivera                      Executive Director                                    Houston, TX
Thomas C. Rowley                  Executive Director                           Oakbrook Terrace, IL
James J. Ryan                     Executive Director                           Oakbrook Terrace, IL
Andrew J. Scherer                 Executive Director                           Oakbrook Terrace, IL
Robert W. Schumacher              Executive Director                           Oakbrook Terrace, IL
Gwen L. Shaneyfelt                Executive Director                           Oakbrook Terrace, IL
Richard Stefanec                  Executive Director                                    Tarzana, CA
Terry L. Swenson                  Executive Director                                      Amery, WI
John Tierney                      Executive Director                           Oakbrook Terrace, IL
Michael James Tobin               Executive Director                           Oakbrook Terrace, IL
Thomas Buckley Tyson              Executive Director                           Oakbrook Terrace, IL
Elizabeth Vale                    Executive Director                          West Conshohocken, NJ
Jeff Warland                      Executive Director                           Oakbrook Terrace, IL

Robert Watson                     Executive Director                           Oakbrook Terrace, IL
Robert S. West                    Executive Director                           Oakbrook Terrace, IL
Gary Weber                        Executive Director                                Jersey City, NJ
Scott Allen Wentsel               Executive Director                           Oakbrook Terrace, IL
Barbara Anne Marie Withers        Executive Director                           Oakbrook Terrace, IL
Patrick M. Zacchea                Executive Director                           Oakbrook Terrace, IL
Gregory Heffington                1st Vice President                                Ft. Collins, CO
James D. Stevens                  1st Vice President                              North Andover, MA
James K. Ambrosio                 Vice President                                   Lloyd Harbor, NY
George Steven Amidon              Vice President                               Oakbrook Terrace, IL
Leslie Ann Ashton                 Vice President                                 Salt Lake City, UT
Matthew T. Baker                  Vice President                               Oakbrook Terrace, IL
Scott C. Bernstiel                Vice President                                       Freehold, NJ
Roger J. Bianco                   Vice President                                Highlands Ranch, CO
Carol S. Biegel                   Vice President                                     Naperville, IL
Brian E. Binder                   Vice President                               Oakbrook Terrace, IL
Christopher M. Bisaillon          Vice President                                        Chicago, IL
James Burke Bradford              Vice President                               Oakbrook Terrace, IL
Curtis W. Bradshaw                Vice President                               Oakbrook Terrace, IL
Igbal S. Brainch                  Vice President                               Oakbrook Terrace, IL
Michael Winston Brown             Vice President                                    Colleyville, TX
John T. Browning                  Vice President                               Oakbrook Terrace, IL
Loren Burket                      Vice President                                       Plymouth, MN
Michelina Calandrella             Vice President                                       New York, NY
Christina Carroll                 Vice President,
                                  Chief Compliance Officer                             New York, NY
Deanne Margaret Chiaro            Vice President                                  Hermosa Beach, CA
Scott A. Chriske                  Vice President                                  Safety Harbor, FL
Michael Colston                   Vice President                                     Louisville, KY
Brent Alan Cooper                 Vice President                               Oakbrook Terrace, IL
Shannon Colleen Crowley           Vice President                               Oakbrook Terrace, IL
Gina Costello                     Vice President                               Oakbrook Terrace, IL
Suzanne Cummings                  Vice President                               Oakbrook Terrace, IL
Joanne Doldo                      Vice President; Assistant Secretary
                                  of the Funds
Pat Flynn Dredze                  Vice President                               Oakbrook Terrace, IL
Paula Duerr                       Vice President                               Oakbrook Terrace, IL
Craig Alan Dumnich                Vice President                                     Perryville, MD
Michael E. Eccleston              Vice President                                        Chicago, IL
Craig S. Falduto                  Vice President                               Oakbrook Terrace, IL
Eileen R. Finnegan                Vice President                               Oakbrook Terrace, IL
William J. Fow                    Vice President                                        Redding, CT
David Joseph Fredrick             Vice President                                         Newton, MA
Charles Friday                    Vice President                                       Gibsonia, PA
Steve Benford Fry                 Vice President                               Oakbrook Terrace, IL
Gina Germane                      Vice President                                       New York, NY
Robert P. Glover                  Vice President                                      Princeton, NJ
Walter Gray                       Vice President                                        Houston, TX
Daniel Hamilton                   Vice President                                         Austin, TX
Hunter Handley                    Vice President                               Oakbrook Terrace, IL
John G. Hansen                    Vice President                                  San Francisco, CA
William G. Harrigan               Vice President                                    Jersey City, NJ
Michael D. Hibsch                 Vice President                                      Nashville, TN
Matthew T. Hilding                Vice President                                        Houston, TX
Richard Ralph Hoffman             Vice President                                    Jersey City, NJ
Ryan Toague Hurley                Vice President                               Oakbrook Terrace, IL
Lowell Jackson                    Vice President                                        Roswell, GA

Nancy Johannsen                   Vice President                               Oakbrook Terrace, IL
Laurie L. Jones                   Vice President                                        Houston, TX
Tara Jones                        Vice President                               Oakbrook Terrace, IL
Louis Gregory Kafkes              Vice President                               Oakbrook Terrace, IL
Thomas Patrick Kelly              Vice President                               Oakbrook Terrace, IL
Frederick Kohly                   Vice President                                          Miami, FL
Daniel W. Krause                  Vice President                               Oakbrook Terrace, IL
Lisa Therese Kueng                Vice President                               Oakbrook Terrace, IL
Brian Laux                        Vice President                                  Staten Island, NY
Tony E. Leal                      Vice President                                        Houston, TX
Holly Lieberman                   Vice President                               Oakbrook Terrace, IL
Ivan R. Lowe                      Vice President                                        Houston, TX
Richard M. Lundgren               Vice President                                   River Forest, IL
Douglas M. Macomber               Vice President                                       Elmhurst, IL
Anthony S. Manzanares             Vice President                               Oakbrook Terrace, IL
Eric J. Marmoll                   Vice President                               Oakbrook Terrace, IL
Anne Therese McGrath              Vice President                                  San Francisco, CA
Elisa R. Mitchell                 Vice President; Assistant Secretary
                                  of the Funds                                 Oakbrook Terrace, IL
Alexis Montoya                    Vice President                                       New York, NY
Sterling Tyler Moore              Vice President                                  San Francisco, CA
John T. Moser                     Vice President                               Oakbrook Terrace, IL
Grant R. Myers                    Vice President                                        Houston, TX
Richard A. Myers                  Vice President                               Oakbrook Terrace, IL
Elizabeth A. Nelson               Vice President; Assistant Secretary
                                  of the Funds                                 Oakbrook Terrace, IL
Peter Nicholas                    Vice President                                     Marblehead, MA
James A. O'Brien                  Vice President                                      Rochester, NY
Brian O'Connell                   Vice President                               Oakbrook Terrace, IL
Mark E. O'Donnell                 Vice President                                      Watertown, MA
Gregory J. Olsen                  Vice President                               Oakbrook Terrace, IL
Timothy Jay Ott                   Vice President                                       Highland, VA
Pete Papageorgakis                Vice President                               Oakbrook Terrace, IL
Dean Crawford Phillips            Vice President                               Oakbrook Terrace, IL
Shannon C. Poley                  Vice President                                       Oakbrook, IL
Richard J. Poli                   Vice President                                    Downingtown, PA
Kevin Wayne Reszel                Vice President                               Oakbrook Terrace, IL
Michael W. Rohr                   Vice President                                     Naperville, IL
Christine Cleary Ross             Vice President                                     Scottsdale, AZ
Suzette N. Rothberg               Vice President                                    Maple Grove, MN
Jeffrey Rourke                    Vice President                                        Malvern, PA
Jason F. Ruimerman                Vice President                                          Salem, MA
Shahid S. Saigol                  Vice President                                          Tampa, FL
Pam Salley                        Vice President                                        Houston, TX
Thomas J. Sauerborn               Vice President                                    Jersey City, NJ
Tonya T. Sax                      Vice President                               Oakbrook Terrace, IL
David T. Saylor                   Vice President                               Oakbrook Terrace, IL
Maura Scherer                     Vice President                               Oakbrook Terrace, IL
Stanley S. Schiewe                Vice President                                         Keller, TX
Timothy M. Scholten               Vice President                                     New Albany, OH
Ronald J. Schuster                Vice President                                        Orlando, FL
Frank Skubic                      Vice President                                  San Francisco, CA
Heather Smith                     Vice President                                       Richmond, VA
Christopher J. Staniforth         Vice President                                        Leawood, KS
Joseph L. Thomas                  Vice President                                      San Diego, CA
Hugh C. Triplett                  Vice President                                  Thousand Oaks, CA
Thomas Buckley Tyson              Vice President                               Oakbrook Terrace, IL

Curtis L. Ulvestad                Vice President                                       Red Wing, MN
Brett Van Bortel                  Vice President                               Oakbrook Terrace, IL
Larry Brian Vickrey               Vice President                                        Houston, TX
Daniel B. Waldron                 Vice President                               Oakbrook Terrace, IL
John M. Walsh                     Vice President                               Oakbrook Terrace, IL
Sharon Monica Wells               Vice President                                    Jersey City, NJ
Steven P. Werner                  Vice President                                  Mission Viejo, CA
Harold Whitworth, III             Vice President                               Liberty Township, OH
Joel John Wilczewski              Vice President                                       Franklin, TN
Thomas M. Wilson                  Vice President                               Oakbrook Terrace, IL
Barbara A. Withers                Vice President                               Oakbrook Terrace, IL
Judy W. Wooley                    Vice President                                        Houston, TX
John Wyckoff                      Vice President                                   Santa Monica, CA
David M. Wynn                     Vice President                                       Chandler, AZ
Lynn Chadderton                   Asst. Vice President                                  Valrico, FL
Regina Coleman                    Asst. Vice President                         Oakbrook Terrace, IL
Kristen L. Doss                   Asst. Vice President                                  Houston, TX
Christine K. Putong               Asst. Vice President                         Oakbrook Terrace, IL
Dennis M. Rady                    Asst. Vice President                         Oakbrook Terrace, IL
David P. Robbins                  Asst. Vice President                         Oakbrook Terrace, IL
Lisa Schultz                      Asst. Vice President                         Oakbrook Terrace, IL
Laurel Shipes                     Asst. Vice President                                   Duluth, GA
David H. Villarreal               Asst. Vice President                         Oakbrook Terrace, IL
Marilyn Cranney                   Assistant Secretary; Assistant Secretary
                                  of the Funds                                         New York, NY
Mary Mullin                       Assistant Secretary; Assistant Secretary
                                  of the Funds                                         New York, NY
John Browning                     Officer                                      Oakbrook Terrace, IL
Leticia George                    Officer                                               Houston, TX
William D. McLaughlin             Officer                                               Houston, TX
Rebecca Newman                    Officer                                               Houston, TX
John Yovanovic                    Officer                                               Houston, TX
Amy Doberman                      Director                                             New York, NY
Mitchell M. Merin                 Director                                             New York, NY
Jonathan S. Thomas                Director                                             New York, NY
Edward C. Wood, III               Director                                     Oakbrook Terrace, IL